                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                August 31, 2004

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


           CASE NAME:     FLORSHEIM GROUP INC.     CASE NO.   02 B 08209
                          -------------------                 ----------


                            SUMMARY OF CASH ACCOUNTS


ENDING BALANCE IN:                               07/31/04             08/31/04
                                               ------------         ------------
   Associated Bank                             $  57,962.48         $  67,235.15

   BT Commercial Escrow                          144,008.24           144,008.24

   Shaw Gussis Fishman Glantz Wolfman &
      Towbin LLC - Preference Account            101,210.56           101,279.07

   Shaw Gussis Fishman Glantz Wolfman &
      Towbin LLC - Preference Account II         171,453.41           204,103.06
                                               ------------         ------------
   TOTAL                                       $ 474,634.69         $ 516,625.52
                                               ============         ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - AUGUST 31, 2004


  DATE                                            ASSOCIATED BANK
--------                                          ---------------
08/01/04                                             $       -
08/02/04                                                     -
08/03/04                                                     -
08/04/04                                                     -
08/05/04                                                     -
08/06/04                                                     -
08/07/04                                                     -
08/08/04                                                     -
08/09/04                                                     -
08/10/04                                               11,250.00 2)
08/11/04                                                  670.00 1)
08/12/04                                                     -
08/13/04                                                     -
08/14/04                                                     -
08/15/04                                                     -
08/16/04                                                     -
08/17/04                                                     -
08/18/04                                                     -
08/19/04                                                     -
08/20/04                                                     -
08/21/04                                                     -
08/22/04                                                     -
08/23/04                                                     -
08/24/04                                                     -
08/25/04                                                     -
08/26/04                                                     -
08/27/04                                                     -
08/28/04                                                     -
08/29/04                                                     -
08/30/04                                                     -
08/31/04                                                     -
                                                     -----------
TOTAL RECEIPTS                                       $ 11,920.00
                                                     ===========


         NOTES:
         1) Accounts recievable collections, net of collection fees.
         2) Collection of account receivable previously written off.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                                 AUGUST 31, 2004


                                                         SHAW GUSSIS
  DATE                                                 PREFERENCE ACCT.
--------                                               ---------------
08/01/04                                                 $   -
08/02/04                                                     -
08/03/04                                                     -
08/04/04                                                     -
08/05/04                                                   68.51 1)
08/06/04                                                     -
08/07/04                                                     -
08/08/04                                                     -
08/09/04                                                     -
08/10/04                                                     -
08/11/04                                                     -
08/12/04                                                     -
08/13/04                                                     -
08/14/04                                                     -
08/15/04                                                     -
08/16/04                                                     -
08/17/04                                                     -
08/18/04                                                     -
08/19/04                                                     -
08/20/04                                                     -
08/21/04                                                     -
08/22/04                                                     -
08/23/04                                                     -
08/24/04                                                     -
08/25/04                                                     -
08/26/04                                                     -
08/27/04                                                     -
08/28/04                                                     -
08/29/04                                                     -
08/30/04                                                     -
08/31/04                                                     -
                                                         -------
TOTAL RECEIPTS                                           $ 68.51
                                                         =======


         1) Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - AUGUST 31, 2004

                                                    SHAW GUSSIS
  DATE                                           PREFERENCE ACCT. II
--------                                         ------------------
08/01/04                                            $        -
08/02/04                                                     -
08/03/04                                                     -
08/04/04                                                     -
08/05/04                                                3,000.00
08/06/04                                                     -
08/07/04                                                     -
08/08/04                                                     -
08/09/04                                                     -
08/10/04                                                     -
08/11/04                                                     -
08/12/04                                                     -
08/13/04                                               11,000.00
08/14/04                                                     -
08/15/04                                                     -
08/16/04                                                     -
08/17/04                                                     -
08/18/04                                                     -
08/19/04                                                     -
08/20/04                                                     -
08/21/04                                                     -
08/22/04                                                     -
08/23/04                                                     -
08/24/04                                                     -
08/25/04                                               72,500.00
08/26/04                                                     -
08/27/04                                                     -
08/28/04                                                     -
08/29/04                                                     -
08/30/04                                                     -
08/31/04                                                     -
                                                    ------------
TOTAL RECEIPTS                                      $  86,500.00
                                                    ============


         1) Preference recovery.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - AUGUST 31, 2004






                                                        ASSOCIATED BANK
                                                        ---------------

  DATE        CHECK NUMBER       PAYMENTS
  ----        ------------       --------
08/09/04         1240         F. Terrence Blanchard     $ 2,495.91
08/13/04         1241         Ben Alvendia                  151.42


                                                        ----------
                              Total                     $ 2,647.33
                                                        ==========


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - AUGUST 31, 2004



                                                                SHAW GUSSIS
                                                           PREFERENCE ACCOUNT II
                                                           ---------------------
  DATE      CHECK NUMBER   PAYMENTS
--------    ------------   --------
08/02/04        1092       Kronish Lieb                          $ 25,638.07
08/04/04        1093       F. Terrence Blanchard                    2,287.50
08/11/04        1094       Shaw Gussis Fishman                     18,969.13
08/24/04        1095       Leslie T. Welsh Inc.                     1,449.87
08/24/04        1096       Logan & Company                            826.57
08/24/04        1097       Iron Mountain Record Management            274.03
08/24/04        1098       Bowne of Chicago                           440.00
08/24/04        1099       Kronish Lieb                               577.68
08/24/04        1100       US Trustee                               2,250.00
08/26/04        1101       Mark Tunewicz                            1,137.50
                                                                 -----------
                                                                 $ 53,850.35
                                                                 ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                AUGUST 31, 2004

BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                             POST-PETITION
                                                                 LOAN
  DATE                     PAYMENTS          BORROWINGS        BALANCE
---------               ---------------   ---------------   --------------
OPENING BALANCE                                             $7,052,679.88
08/01/04                $            -     $           -     7,052,679.88
08/02/04                             -                 -     7,052,679.88
08/03/04                             -                 -     7,052,679.88
08/04/04                             -                 -     7,052,679.88
08/05/04                             -                 -     7,052,679.88
08/06/04                             -                 -     7,052,679.88
08/07/04                             -                 -     7,052,679.88
08/08/04                             -                 -     7,052,679.88
08/09/04                             -                 -     7,052,679.88
08/10/04                             -                 -     7,052,679.88
08/11/04                             -                 -     7,052,679.88
08/12/04                             -                 -     7,052,679.88
08/13/04                             -                 -     7,052,679.88
08/14/04                             -                 -     7,052,679.88
08/15/04                             -                 -     7,052,679.88
08/16/04                             -                 -     7,052,679.88
08/17/04                             -                 -     7,052,679.88
08/18/04                             -                 -     7,052,679.88
08/19/04                             -                 -     7,052,679.88
08/20/04                             -                 -     7,052,679.88
08/21/04                             -                 -     7,052,679.88
08/22/04                             -                 -     7,052,679.88
08/23/04                             -                 -     7,052,679.88
08/24/04                             -                 -     7,052,679.88
08/25/04                             -                 -     7,052,679.88
08/26/04                             -                 -     7,052,679.88
08/27/04                             -                 -     7,052,679.88
08/28/04                             -                 -     7,052,679.88
08/29/04                             -                 -     7,052,679.88
08/30/04                             -                 -     7,052,679.88
08/31/04                             -                 -     7,052,679.88
                        --------------    --------------
Total                   $            -    $            -
                        ==============    ==============


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


              CASE NAME:  FLORSHEIM GROUP INC.    CASE NO.  02 B 08209
                          -------------------               ----------


                          STATEMENT OF AGED RECEIVABLES

                                AUGUST 31, 2004

ACCOUNTS RECEIVABLE:

                            Beginning of Month Balance            $  345,228
                                                                  ----------

                            Add: Sales on Account                          -
                                                                  ----------

                            Less: Collections                           (670)
                                                                  ----------

                            Adjustments                                 (330)
                                                                  ----------

                            End of the Month Balance              $  344,228
                                                                  ==========


            Note - All accounts receivable are fully reserved.


             0-30       31-60      61-90         OVER 90        END OF MONTH
             DAYS       DAYS        DAYS           DAYS            TOTAL
             ----       ----       ----          -------        ------------

            $  -       $  -       $   -        $ 344,228          $ 344,228


                    ACCOUNTS PAYABLE AGING - AUGUST 31, 2004

             0-30       31-60      61-90         Over 90        End of Month
             Days       Days        Days           Days            Total
             ----       -----      -----         -------        ------------

Wholesale   $ 4,031    $ 108      $ 3,157      $ 495,757          $ 503,053

Retail            -        -            -         75,979             75,979

            --------   -----      -------      ---------          ---------
Total       $  4,031   $ 108      $ 3,157      $ 571,736          $ 579,032
            ========   =====      =======      =========          =========



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


              CASE NAME:   FLORSHEIM GROUP INC.     CASE NO. 02 B 08209
                           --------------------              ----------


                                TAX QUESTIONNAIRE

                         FOR MONTH ENDED AUGUST 31, 2004

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

               1.Federal Income Taxes             Yes (x)            No (  )
               2.FICA withholdings                Yes (x)            No (  )
               3.Employee's withholdings          Yes (x)            No (  )
               4.Employer's FICA                  Yes (x)            No (  )
               5.Federal Unemployment Taxes       Yes (x)            No (  )
               6.State Income Taxes               Yes (x)            No (  )
               7.State Employee withholdings      Yes (x)            No (  )
               8.All other state taxes            Yes (x)            No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                          /s/ F. Terrence Blanchard
                                          --------------------------------------
                                          For the Debtor In Possession (Trustee)




                                          Print or type name and capacity
                                          of person signing this
                                          Declaration:

                                          F. Terrence Blanchard
                                          --------------------------------------
                                          President and Chief Financial Officer
                                          Florsheim Group Inc.

DATED: September 13, 2004